UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

Technology Solutions Company
 (Exact name of registrant as specified in its charter)

Delaware	000-19433	36-3584201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East Monroe Street, Suite 2600 Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2008, with an effective date of April 30, 2008, Technology Solutions Company (the “Company”) and EnteGreat Solutions, LLC (“EnteGreat”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to sell and EnteGreat agreed to acquire substantially all of the assets and assume certain liabilities of the Company’s SAP practice (the “Practice”) together with certain other assets, liabilities, properties and rights of the Company relating to its SAP services business. Under the terms of the Purchase Agreement, (a) EnteGreat will pay the Company $5.1 million, subject to a post-closing adjustment based on the Practice’s net working capital as of the closing date, (b) EnteGreat will assume specified liabilities of the Practice and certain obligations under assigned contracts and intellectual property, (c) EnteGreat will assume the Practice’s net working capital of $2.1 million, (d) EnteGreat will provide the Company a Promissory Note, effective April 30, 2008, in the amount of $750,000 at the then Applicable Federal Rate of interest to be repaid in two traunches (with the first payment to be made six months after the effective date, and the second payment to be made on the first business day prior to the anniversary of the Purchase Agreement), and (e) the parties will enter into a Transition Services Agreement for a period of up to 120 days, to facilitate the operational transition of the Practice from the Company to EnteGreat.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A copy of the Promissory Note is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. A copy of the Transition Services Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 5, 2008, with an effective date of April 30, 2008, we closed our divestiture of the Practice pursuant to the Purchase Agreement (see “Item 1.01 Entry into a Material Definitive Agreement”).

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on May 5, 2008, announcing that the parties had entered into and closed the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Pro-forma financial information is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

(d) Exhibits.

10.1	Asset Purchase Agreement between EnteGreat Solutions, LLC and Technology Solutions Company

10.2	Promissory Note between EnteGreat Solutions, LLC and Technology Solutions Company

10.3	Transition Service Agreement between Technology Solutions Company and EnteGreat Solutions, LLC

10.4	Pro-forma financial information for Company

99.1	Press Release titled Technology Solutions Company announces Sale of SAP Practice dated May 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: May 9, 2008

By: /s/     Timothy G. Rogers
Name: Timothy G. Rogers
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Asset Purchase Agreement between EnteGreat Solutions, LLC and Technology Solutions Company

10.2	Promissory Note between EnteGreat Solutions, LLC and Technology Solutions Company

10.3	Transition Service Agreement between Technology Solutions Company and EnteGreat Solutions, LLC

10.4	Pro-forma financial information for Company

99.1	Press Release titled Technology Solutions Company announces Sale of SAP Practice dated May 5, 2008